UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	November 28, 2007

Municipal Mortgage & Equity, LLC
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-11981	52-1449733
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

621 E Pratt Street, Suite 300, Baltimore, Maryland		21202
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(443) 263-2900

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On November 28, 2007, the registrant entered into a Letter Agreement with respect to two separate agreements as follows: (a) that certain Multifamily and Health Care Mortgage Loan Repurchase Agreement dated as of May 31, 2006 between MMA Mortgage Investment Corporation, an indirect wholly owned subsidiary of the registrant, and Washington Mutual Bank, a federal association, and (b) that certain Warehousing Credit and Security Agreement dated as of May 31, 2006 between MMA Construction Finance, LLC, an indirect wholly owned subsidiary of the registrant, and Washington Mutual Bank (which has subsequently been terminated as describe below). Among other things, this Letter Agreement extended the deadline for delivery of (a) the registrant's 2006 audited financial statements and 2006 Form 10-K to March 3, 2008; (b) the registrant's 2007 Forms 10-Q to December 31, 2008; (c) audited financial statements for MMA Mortgage Investment Corporation for the year ended December 31, 2007 to March 31, 2008; and (d) audited financial statements for certain other of the registrant's subsidiaries for the year ended December 31, 2007 to December 31, 2008.

On November 30, 2007, the registrant entered into a Letter Agreement with respect to that certain Amended and Restated Credit Agreement, dated as of November 16, 2005 and as subsequently amended, between MMA Mortgage Investment Corporation and U.S. Bank National Association. Among other things, this Letter Agreement extended the deadline for delivery of audited financial statements for MMA Mortgage Investment Corporation to February 15, 2008.

On November 30, 2007, the registrant entered into a Sixth Amendment to the U.S. Bank Agreement referenced above to extend the termination date under that agreement to March 31, 2008 from November 30, 2007 and to move the required time of delivery of MMA Mortgage Investment Corporation's unaudited quarterly financial statements to forty-five days after the end of a fiscal quarter from sixty-five days.

Item 1.02 Termination of a Material Definitive Agreement.

On November 30, 2007, the registrant entered into a Second Amendment to the Warehousing Credit and Security Agreement dated as of May 31, 2006 between MMA Construction Finance, LLC and Washington Mutual Bank, which is referenced above, to terminate that facility effective on November 30, 2007. The registrant had never used this warehousing facility but was incurring non-usage fees in accordance with its terms. Prior to its termination, this facility provided for revolving loans to MMA Construction Finance to finance specified types of mortgage loans in an amount of up to $50 million and carried interest at a fixed rate and/or the one month LIBOR plus a spread depending on the balance of non-interest bearing deposit accounts of the registrant and its subsidiaries maintained at Washington Mutual Bank. This warehousing facility would have terminated on April 1, 2008 and all outstanding loans (if any) would have been due on or before October 31, 2008. The facility was fully and unconditionally guaranteed by the registrant.

Item 7.01 Regulation FD Disclosure.

On December 4, 2007, the registrant posted responses to questions received by it from shareholders and others in response to its conference call held on November 8, 2007. These responses are furnished as Exhibit 99.1 to this report.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits
10.1 Letter Agreement dated November 28, 2007 with respect to that certain Multifamily and Health Care Mortgage Loan Repurchase Agreement dated as of May 31, 2006 between MMA Mortgage Investment Corporation and Washington Mutual Bank, a federal association, and with respect to that certain Warehousing Credit and Security Agreement dated as of May 31, 2006 between MMA Construction Finance, LLC and Washington Mutual Bank

10.2 Second Amendment to Warehousing Credit and Security Agreement entered into as of November 30, 2007 by and between MMA Construction Finance, LLC, the registrant, as guarantor, and Washington Mutual Bank.

10.3 Letter Agreement with respect to that certain Amended and Restated Credit Agreement, dated as of November 16, 2005 and as subsequently amended, between MMA Mortgage Investment Corporation and U.S. Bank National Association.

10.4 Sixth Amendment dated as of November 30, 2007 to Amended and Restated Credit Agreement between MMA Mortgage Investment Corporation and U.S. Bank National Association.

99.1 Responses to investor questions.

Exhibit 99.1 is being furnished, not filed,with this report pursuant to Regulation FD. Accordingly, Exhibit 99.1 will not be incorporated by reference into any other filings made by the registrant with the SEC, unless specifically identified therein as being incorporated therein by reference.

Safe Harbor Statement

Statements contained in the exhibits to this report that state the registrant’s or its management’s expectations or predictions of the future are forward-looking statements intended to be covered by the safe harbor provisions of the Securities Act of 1933 and the Securities Exchange Act of 1934. It is important to note that the registrant’s actual results could differ materially from those projected in such forward-looking statements. Factors that could affect those results include those mentioned in the documents that the Company has filed with the Securities and Exchange Commission.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Municipal Mortgage & Equity, LLC

December 4, 2007	By:	/s/ Michael L. Falcone

Name: Michael L. Falcone
Title: President and CEO

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Exhibit Index

Exhibit No.	Description

10.1	Letter Agreement dated November 28, 2007 with respect to that certain Multifamily and Health Care Mortgage Loan Repurchase Agreement dated as of May 31, 2006 between MMA Mortgage Investment Corporation and Washington Mutual Bank, a federal association, and with respect to that certain Warehousing Credit and Security Agreement dated as of May 31, 2006 between MMA Construction Finance, LLC and Washington Mutual Bank
10.2	Second Amendment to Warehousing Credit and Security Agreement entered into as of November 30, 2007 by and between MMA Construction Finance, LLC, the registrant, as guarantor, and Washington Mutual Bank.
10.3	Letter Agreement with respect to that certain Amended and Restated Credit Agreement, dated as of November 16, 2005 and as subsequently amended, between MMA Mortgage Investment Corporation and U.S. Bank National Association.
10.4	Sixth Amendment dated as of November 30, 2007 to Amended and Restated Credit Agreement between MMA Mortgage Investment Corporation and U.S. Bank National Association.
99.1	Responses to investor questions.